                                                             Exhibit 16 (b)


                                       THE ARCH FUND, INC.
                                       EXHIBIT 16
                                       TOTAL RETURN
                                       INVESTOR SHARES
                                       LOAD CALCULATIONS
                                       INTERNATIONAL EQUITY PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   4.50%
----------------------------
T=(ERV/P) -1

WHERE:                     T=          TOTAL RETURN

                           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                                       BEGINNING OF THE PERIOD.

                           P=          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.



EXAMPLE:

SINCE INCEPTION:           ( 04/04/94 TO 08/31/94 ):
                           (  999.1  /1,000)-1=                -0.09%
YEAR TO DATE:              ( 04/04/94 TO 08/31/94 ):
                           (  999.0  /1,000)-1=                -0.10%
QUARTERLY:                 ( 06/01/94 TO 08/31/94 ):
                           (  996.2  /1,000)-1=                -0.38%
MONTHLY:                   ( 08/01/94 TO 08/31/94 ):
                           (  975.8  /1,000)-1=                -2.43%

                                       THE ARCH FUND, INC.
                                       EXHIBIT 16
                                       TOTAL RETURN
                                       INVESTOR SHARES
                                       NO LOAD CALCULATIONS
                                       INTERNATIONAL EQUITY PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
----------------------------
T=(ERV/P) -1

WHERE:                     T=          TOTAL RETURN

                           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                                       BEGINNING OF THE PERIOD.

                           P=          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.



EXAMPLE:

SINCE INCEPTION:           ( 04/04/94 TO 08/31/94 ):
                           (  1,046.0 /1,000)-1=            4.60%
YEAR TO DATE:              ( 04/04/94 TO 08/31/94 ):
                           (  1,046.0 /1,000)-1=            4.60%
QUARTERLY:                 ( 06/01/94 TO 08/31/94 ):
                           (  1,042.9 /1,000)-1=            4.29%
MONTHLY:                   ( 08/01/94 TO 08/31/94 ):
                           (  1,021.5 /1,000)-1=            2.15%

                                       THE ARCH FUND, INC.
                                       EXHIBIT 16
                                       TOTAL RETURN
                                       TRUST SHARES
                                       NO LOAD CALCULATIONS
                                       INTERNATIONAL EQUITY PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
----------------------------
T=(ERV/P) -1

WHERE:                     T=          TOTAL RETURN

                           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                                       BEGINNING OF THE PERIOD.

                           P=          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.



EXAMPLE:

SINCE INCEPTION:           ( 04/04/94 TO 08/31/94 ):
                           (  1,047.0 /1,000)-1=           4.70%
YEAR TO DATE:              ( 04/04/94 TO 08/31/94 ):
                           (  1,047.0 /1,000)-1=           4.70%
QUARTERLY:                 ( 06/01/94 TO 08/31/94 ):
                           (  1,043.9 /1,000)-1=           4.39%
MONTHLY:                   ( 08/01/94 TO 08/31/94 ):
                           (  1,021.5 /1,000)-1=           2.15%

                                       THE ARCH FUND, INC.
                                       EXHIBIT 16
                                       TOTAL RETURN
                                       INSTITUTIONAL SHARES
                                       NO LOAD CALCULATIONS
                                       INTERNATIONAL EQUITY PORTFOLIO


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:   0.00%
----------------------------
T=(ERV/P) -1

WHERE:                     T=          TOTAL RETURN

                           ERV= ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL $1,000 INVESTMENT MADE AT THE
                                       BEGINNING OF THE PERIOD.

                           P=          A HYPOTHETICAL INITIAL PAYMENT OF $1,000.



EXAMPLE:

SINCE INCEPTION:           ( 04/04/94 TO 08/31/94 ):
                           (  1,046.0 /1,000)-1=              4.60%
YEAR TO DATE:              ( 04/04/94 TO 08/31/94 ):
                           (  1,046.0 /1,000)-1=              4.60%
QUARTERLY:                 ( 06/01/94 TO 08/31/94 ):
                           (  1,042.9 /1,000)-1=              4.29%
MONTHLY:                   ( 08/01/94 TO 08/31/94 ):
                           (  1,021.5 /1,000)-1=              2.15%